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                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
The Cosmetic Center, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



                                            /s/ KPMG PEAT MARWICK LLP

Washington, DC
July 28, 1998